Exhibit 99.1
FOR IMMEDIATE RELEASE
GROUP 1 AUTOMOTIVE REPORTS HIGHER EARNINGS DRIVEN BY 17 PERCENT REVENUE INCREASE
Used Vehicle and Parts and Service Sales Exceptionally Strong
HOUSTON, Oct. 26, 2010 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported a third-quarter adjusted net income increase of 14.6 percent to $19.3 million, or $0.84 per diluted share, for the period ended Sept. 30, 2010. This compares to adjusted net income of $16.8 million, or $0.71 per diluted share, for the third quarter of 2009. Including the $0.3 million net after-tax adjustments for non-cash asset impairment charges and a gain on a real estate divestiture shown in the attached reconciliation table, net income for the third quarter of 2010 was $19.0 million, or $0.83 per diluted share.
Total company revenues for the quarter were up 17.2 percent driven by new vehicle sales increasing 12.9 percent, used vehicle sales growing 34.0 percent, finance and insurance sales improving 18.1 percent, and parts and service revenues expanding 7.1 percent.
“We are pleased with our sales performance in the third quarter. Our vehicle sales increase outpaced the market with new vehicle sales facing a challenging comparison versus last year’s ‘Cash for Clunkers’ program period,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “The dramatic revenue increases helped leverage the cost reductions and operating efficiencies Group 1 executed over the past two years. These results continue to demonstrate the leverage Group 1’s business model can deliver as sales volumes and revenues rebound.”
Third-Quarter Operating Highlights
•	Same-store new vehicle revenues increased 9.4 percent, outpacing the prior-year period when the ‘Cash for Clunkers’ incentive program inflated sales results.

•	Same-store total used vehicle revenues were 29.0 percent higher, reflecting 29.2 percent and 28.1 percent increases in used retail and wholesale revenues, respectively.

•	Same-store used vehicle gross profit was 9.8 percent higher, reflecting the 13.9 percent increase in profit earned on retailed units.

•	Same-store parts and service gross profit improved 8.1 percent on 7.3 percent higher revenues, reflecting Group 1’s continued focus on this segment.

•	Finance and insurance same-store gross profit expanded $83, to $1,037, per retail unit.

•	Selling, general and administrative expenses as a percent of gross profit continued to show sequential improvement, down 140 basis points, to 76.6 percent from the prior quarter on a consolidated basis.
“In addition to the great job our team did in the quarter on new and used vehicle sales, I am particularly proud of the outstanding results in parts and service, where same-store revenues increased 7.3 percent,” Hesterberg added. “The work we have done to improve processes surrounding customer service, parts inventory management and our collision centers, is beginning to deliver positive results.”
Balance Sheet
New vehicle inventory increased $52.8 million from the prior quarter to $537.6 million as of Sept. 30. The company ended the quarter with immediately available funds of $154.1 million and available liquidity of $291.6 million.

Group 1 Automotive, Inc.
Corporate Development Update
During the third quarter, Group 1 added a Lincoln franchise with estimated annual revenues of $3.0 million to an existing Ford store in West Texas.
Including the Lincoln franchise, Group 1 has acquired 10 franchises this year with total estimated annual revenues of $256.2 million.
Share Repurchases
During the third quarter, Group 1 repurchased 294,098 shares of its common stock at an average price of $25.56 under a board-authorized $25.0 million share repurchase program. At the end of the third quarter, $17.5 million remained under the authorization.
Third-Quarter Earnings Conference Call
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third-quarter financial results and the company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 877.795.3649
International: 719.325.4753
Participant Passcode: 3452864
A telephonic replay will be available following the call through Nov. 2 by dialing:
Domestic: 888.203.1112
International: 719.457.0820
Replay Passcode: 3452864
About Group 1 Automotive, Inc.
Group 1 owns and operates 101 automotive dealerships, 137 franchises, and 25 collision service centers in the United States and the United Kingdom that offer 32 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.
Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements,” which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “may” or “will” and similar expressions. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. These factors, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K under the headings “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook, whether as a result of new information, future developments or otherwise, except as may be required by law.

Group 1 Automotive, Inc.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Kim Paper Canning, Manager, Investor Relations | Group 1 Automotive Inc. | 713-647-5741 | kpaper@group1auto.com
Media contacts:
Pete DeLongchamps, Vice President, Manufacturer Relations and Public Affairs | Group 1 Automotive Inc. | 713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods, Pierpont Communications, Inc. | 713-627-2223 | cwoods@piercom.com
FINANCIAL TABLES FOLLOW

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
REVENUES:
New vehicle retail sales	$822,121	$728,089	12.9%	$2,254,093	$1,883,973	19.6%
Used vehicle retail sales	340,625	254,716	33.7	960,376	729,345	31.7
Used vehicle wholesale sales	58,463	43,151	35.5	156,653	112,536	39.2
Parts and service	196,264	183,254	7.1	575,762	547,224	5.2
Finance and insurance	44,282	37,509	18.1	124,533	102,213	21.8

Total revenues	1,461,755	1,246,719	17.2	4,071,417	3,375,291	20.6

COST OF SALES:
New vehicle retail sales	775,046	679,470	14.1	2,122,533	1,770,900	19.9
Used vehicle retail sales	310,055	228,445	35.7	870,823	652,640	33.4
Used vehicle wholesale sales	58,158	41,872	38.9	153,565	109,205	40.6
Parts and service	89,657	84,911	5.6	264,484	256,756	3.0

Total cost of sales	1,232,916	1,034,698	19.2	3,411,405	2,789,501	22.3

GROSS PROFIT	228,839	212,021	7.9	660,012	585,790	12.7

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	173,925	162,466	7.1	522,796	466,813	12.0

DEPRECIATION AND AMORTIZATION EXPENSE	6,772	6,666	1.6	19,936	19,541	2.0

ASSET IMPAIRMENTS	1,639	702	133.5	3,121	2,837	10.0

OPERATING INCOME	46,503	42,187	10.2	114,159	96,599	18.2

OTHER INCOME (EXPENSE):
Floorplan interest expense	(9,021)	(7,523)	19.9	(25,220)	(24,342)	3.6

Other interest expense, net	(6,894)	(7,318)	(5.8)	(20,265)	(21,857)	(7.3)

Gain (loss) on redemption of long-term debt	—	598	(100.0)	(3,872)	8,211	(147.2)

Other expense, net	—	(4)	(100.0)	—	(6)	(100.0)

INCOME BEFORE INCOME TAXES	30,588	27,940	9.5	64,802	58,605	10.6

PROVISION FOR INCOME TAXES	(11,603)	(9,600)	20.9	(25,067)	(21,808)	14.9

NET INCOME	$18,985	$18,340	3.5%	$39,735	$36,797	8.0%

DILUTED INCOME PER SHARE	$0.83	$0.78	6.4%	$1.70	$1.58	7.6%

Weighted average diluted shares outstanding	22,926	23,503	(2.5)%	23,414	23,240	0.7%

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)

	September 30,	December 31,
	2010	2009	% Change
	(Unaudited)
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$96,162	$13,221	627.3%
Contracts in transit and vehicle receivables, net	92,649	86,500	7.1
Accounts and notes receivable, net	66,492	62,496	6.4
Inventories	757,201	596,743	26.9
Deferred income taxes	15,340	14,653	4.7
Prepaid expenses and other current assets	37,520	48,425	(22.5)

Total current assets	1,065,364	822,038	29.6
PROPERTY AND EQUIPMENT, net	458,303	475,828	(3.7)
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	667,387	658,281	1.4
OTHER ASSETS	10,458	13,267	(21.2)

Total assets	$2,201,512	$1,969,414	11.8%

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable — credit facility	$656,701	$491,892	33.5%
Offset account related to floorplan notes payable — credit facility	(57,963)	(71,573)	(19.0)
Floorplan notes payable — manufacturer affiliates	103,922	115,180	(9.8)
Current maturities of long-term debt	14,304	14,355	(0.4)
Current liabilities from interest rate risk management activities	4,357	10,412	(58.2)
Accounts payable	84,864	72,276	17.4
Accrued expenses	83,459	86,271	(3.3)

Total current liabilities	889,644	718,813	23.8
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at September 30, 2010 and December 31, 2009)	136,554	131,932	3.5
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at September 30, 2010)	73,645	—	100.0
8.25% SENIOR SUBORDINATED NOTES	—	73,267	(100.0)
MORTGAGE FACILITY, net of current maturities	148,469	182,216	(18.5)
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	34,860	19,040	83.1
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	38,115	37,686	1.1
DEFERRED INCOME TAXES	56,376	33,932	66.1
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	19,960	20,151	(0.9)
OTHER LIABILITIES	29,585	26,633	11.1
DEFERRED REVENUES	3,829	5,588	(31.5)

STOCKHOLDERS’ EQUITY:
Common stock	263	262	0.4
Additional paid-in capital	371,112	346,055	7.2
Retained earnings	511,667	471,932	8.4
Accumulated other comprehensive loss	(22,162)	(26,256)	(15.6)
Treasury stock	(90,405)	(71,837)	25.8

Total stockholders’ equity	770,475	720,156	7.0

Total liabilities and stockholders’ equity	$2,201,512	$1,969,414	11.8%

KEY DEBT COVENANT METRICS:
Senior secured leverage ratio (must be less than 2.75)	1.24	1.31
Total leverage ratio (must be less than 4.50)	3.61	3.29
Fixed charge coverage ratio (must be greater than 1.25)	1.70	1.76
Current ratio (must be greater than 1.15)	1.35	1.34

Group 1 Automotive, Inc.
Consolidated Statements of Adjusted Cash Flows from Operating Activities
(Unaudited, In thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
Net income	$18,985	$18,340	3.5%	$39,735	$36,797	8.0%
Adjustments to reconcile net income to net cash provided by operating activities:
Asset Impairments	1,639	702	133.5	3,121	2,837	10.0
Depreciation and amortization	6,772	6,666	1.6	19,936	19,541	2.0
Deferred income taxes	10,062	8,177	23.1	22,224	23,078	(3.7)
(Gain) loss on redemption of long-term debt	—	(598)	(100.0)	3,872	(8,211)	147.2
(Gain) loss on sale of assets	(1,282)	842	(252.3)	3,170	(6)	52,933.3
Stock-based compensation	2,329	1,940	20.1	7,505	7,367	1.9
Amortization of debt discount and issue costs	2,379	1,270	87.3	6,336	5,413	17.1
Other	416	(309)	234.6	854	(859)	199.4
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Inventories	(59,922)	69,500	(186.2)	(154,299)	373,146	(141.4)
Floorplan notes payable — credit facility	52,865	(83,806)	163.1	164,809	(364,109)	145.3
Floorplan notes payable — manufacturer affiliates	3,029	4,265	(29.0)	(9,548)	(39,454)	(75.8)
Contracts-in-transit and vehicle receivables	18,600	11,762	58.1	(6,181)	35,909	(117.2)
Accounts and notes receivable	1,381	6,997	(80.3)	(4,938)	20,865	(123.7)
Prepaid expenses and other assets	3,294	7,668	(57.0)	5,088	7,304	(30.3)
Deferred revenues	(816)	(913)	(10.6)	(1,759)	(3,477)	(49.4)
Accounts payable and accrued expenses	(5,175)	2,251	(329.9)	10,524	(15,478)	168.0

Adjusted net cash provided by operating activities	$54,556	$54,754	(0.4)%	$110,449	$100,663	9.7%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2010	2009	2010	2009
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
Eastern	Massachusetts	14.6%	16.6%	14.8%	15.2%
	New Jersey	6.1	6.2	6.5	6.6
	Georgia	4.1	3.5	3.9	3.6
	New Hampshire	4.0	4.6	4.2	4.1
	New York	3.7	3.5	3.8	4.1
	Louisiana	3.3	3.1	3.1	3.2
	Mississippi	1.7	1.9	1.7	1.8
	South Carolina	1.6	0.3	1.1	0.3
	Alabama	1.2	0.6	1.3	0.6
	Florida	0.8	1.3	1.4	1.6
	Maryland	0.8	0.9	0.8	0.9

		41.9	42.5	42.6	42.0

Central	Texas	30.9	31.6	30.8	32.1
	Oklahoma	7.7	8.2	7.9	8.4
	Kansas	0.8	1.2	0.9	1.2

		39.4	41.0	39.6	41.7

Western	California	14.0	14.2	13.4	14.1

International	United Kingdom	4.7	2.3	4.4	2.2

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		36.5%	38.4%	35.5%	36.2%
Nissan/Infiniti		14.1	14.1	14.6	12.9
BMW/Mini		11.9	9.2	11.3	9.5
Honda/Acura		11.8	12.2	12.2	13.0
Ford		7.2	7.4	8.0	7.8
Mercedes-Benz		5.7	4.8	5.6	5.4
GM		3.9	3.4	4.0	3.7
Chrysler		3.0	4.4	2.9	5.7
Other		5.9	6.1	5.9	5.8

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES OTHER MIX:
Import		58.8%	62.4%	58.3%	58.5%
Luxury		27.1	22.5	27.0	24.4
Domestic		14.1	15.1	14.7	17.1

		100.0%	100.0%	100.0%	100.0%

Car		59.4%	62.2%	58.8%	59.1%
Truck		40.6	37.8	41.2	40.9

		100.0%	100.0%	100.0%	100.0%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
REVENUES:
New vehicle retail sales	$822,121	$728,089	12.9%	$2,254,093	$1,883,973	19.6%

Used vehicle retail sales	340,625	254,716	33.7	960,376	729,345	31.7
Used vehicle wholesale sales	58,463	43,151	35.5	156,653	112,536	39.2

Total used	399,088	297,867	34.0	1,117,029	841,881	32.7
Parts and service	196,264	183,254	7.1	575,762	547,224	5.2
Finance and insurance	44,282	37,509	18.1	124,533	102,213	21.8

Total	$1,461,755	$1,246,719	17.2%	$4,071,417	$3,375,291	20.6%

GROSS MARGIN:
New vehicle retail sales	5.7%	6.7%		5.8%	6.0%

Used vehicle retail sales	9.0	10.3		9.3	10.5
Used vehicle wholesale sales	0.5	3.0		2.0	3.0
Total used	7.7	9.2		8.3	9.5
Parts and service	54.3	53.7		54.1	53.1
Finance and insurance	100.0	100.0		100.0	100.0
Total	15.7%	17.0%		16.2%	17.4%

GROSS PROFIT:
New vehicle retail sales	$47,075	$48,619	(3.2)%	$131,560	$113,073	16.3%

Used vehicle retail sales	30,570	26,271	16.4	89,553	76,705	16.7
Used vehicle wholesale sales	305	1,279	(76.2)	3,088	3,331	(7.3)

Total used	30,875	27,550	12.1	92,641	80,036	15.7
Parts and service	106,607	98,343	8.4	311,278	290,468	7.2
Finance and insurance	44,282	37,509	18.1	124,533	102,213	21.8

Total	$228,839	$212,021	7.9%	$660,012	$585,790	12.7%

UNITS SOLD:
Retail new vehicles sold	26,396	25,057	5.3%	72,128	62,942	14.6%

Retail used vehicles sold	17,601	14,175	24.2	50,230	41,181	22.0
Wholesale used vehicles sold	9,308	8,367	11.2	24,716	21,222	16.5

Total used	26,909	22,542	19.4%	74,946	62,403	20.1%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,783	$1,940	(8.1)%	$1,824	$1,796	1.6%

Used vehicle retail sales	1,737	1,853	(6.3)	1,783	1,863	(4.3)
Used vehicle wholesale sales	33	153	(78.4)	125	157	(20.4)
Total used	1,147	1,222	(6.1)	1,236	1,283	(3.7)
Finance and insurance (per retail unit)	$1,006	$956	5.2%	$1,018	$982	3.7%

OTHER (1):
SG&A expenses	$175,225	$162,466	7.9%	$518,481	$467,516	10.9%
SG&A as % revenues	12.0%	13.0%		12.7%	13.9%
SG&A as % gross profit	76.6%	76.6%		78.6%	79.8%
Operating margin	3.2%	3.4%		3.0%	2.9%
Pretax margin	2.1%	2.2%		1.9%	1.6%

FLOORPLAN EXPENSE:
Floorplan interest	$(9,021)	$(7,523)	19.9%	$(25,220)	$(24,342)	3.6%
Floorplan assistance	6,512	5,771	12.8	17,836	15,030	18.7

Net floorplan expense	$(2,509)	$(1,752)	43.2%	$(7,384)	$(9,312)	(20.7)%

(1)	These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information — Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
REVENUES:
New vehicle retail sales	$783,782	$716,630	9.4%	$2,170,481	$1,846,689	17.5%
Used vehicle retail sales	321,260	248,718	29.2	914,386	710,784	28.6
Used vehicle wholesale sales	54,092	42,213	28.1	147,124	109,691	34.1

Total used	375,352	290,931	29.0	1,061,510	820,475	29.4
Parts and service	190,157	177,285	7.3	560,192	531,810	5.3
Finance and insurance	43,337	36,661	18.2	122,408	99,983	22.4

Total	$1,392,628	$1,221,507	14.0%	$3,914,591	$3,298,957	18.7%

GROSS MARGIN:
New vehicle retail sales	5.7%	6.7%		5.8%	6.0%
Used vehicle retail sales	9.1	10.3		9.4	10.5
Used vehicle wholesale sales	0.7	3.1		2.2	3.1
Total used	7.9	9.3		8.4	9.5
Parts and service	54.3	53.9		54.1	53.2
Finance and insurance	100.0	100.0		100.0	100.0
Total	15.9%	17.0%		16.4%	17.4%

GROSS PROFIT:
New vehicle retail sales	$44,514	$47,959	(7.2)%	$125,967	$111,517	13.0%
Used vehicle retail sales	29,217	25,657	13.9	86,344	74,679	15.6
Used vehicle wholesale sales	401	1,307	(69.3)	3,298	3,364	(2.0)

Total used	29,618	26,964	9.8	89,642	78,043	14.9
Parts and service	103,278	95,515	8.1	302,920	282,887	7.1
Finance and insurance	43,337	36,661	18.2	122,408	99,983	22.4

Total	$220,747	$207,099	6.6%	$640,937	$572,430	12.0%

UNITS SOLD:
Retail new vehicles sold	25,155	24,665	2.0%	69,411	61,680	12.5%
Retail used vehicles sold	16,641	13,774	20.8	48,096	39,955	20.4
Wholesale used vehicles sold	8,790	8,123	8.2	23,626	20,661	14.4

Total used	25,431	21,897	16.1%	71,722	60,616	18.3%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,770	$1,944	(9.0)%	$1,815	$1,808	0.4%
Used vehicle retail sales	1,756	1,863	(5.7)	1,795	1,869	(4.0)
Used vehicle wholesale sales	46	161	(71.4)	140	163	(14.1)
Total used	1,165	1,231	(5.4)	1,250	1,287	(2.9)
Finance and insurance (per retail unit)	$1,037	$954	8.7%	$1,042	$984	5.9%

OTHER:
SG&A expenses	$167,571	$157,662	6.3%	$500,160	$453,650	10.3%
SG&A as % revenues	12.0%	12.9%		12.8%	13.8%
SG&A as % gross profit	75.9%	76.1%		78.0%	79.2%
Operating margin	3.2%	3.5%		3.1%	3.0%

FLOORPLAN EXPENSE:
Floorplan interest	$(8,851)	$(7,458)	18.7%	$(24,785)	$(24,093)	2.9%
Floorplan assistance	6,394	5,654	13.1	17,636	14,622	20.6

Net floorplan expense	$(2,457)	$(1,804)	36.2%	$(7,149)	$(9,471)	(24.5)%

(1)	Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
NET INCOME RECONCILIATION:

As reported	$18,985	$18,340	3.5%	$39,735	$36,797	8.0%
After-tax Adjustments:
Non-Cash asset impairment charges(2)	1,033	461		1,983	1,726
Mortgage debt refinance charges(3)	—	—		—	331
Loss (gain) on dealership dispositions(4)	—	—		3,698	(451)
Loss (gain) on debt redemption(5)	—	(393)		2,458	(5,299)
Severance costs related to UK-dealership acquisitions(6)	—	—		405	—
Income tax benefit related to tax elections for prior periods	—	(1,604)		—	(1,604)
Gain on sale of real estate(7)	(761)	—		(761)	—

Adjusted net income(1)	$19,257	$16,804	14.6%	$47,518	$31,500	50.9%

DILUTED INCOME PER SHARE RECONCILIATION(10):

As reported	$0.83	$0.78	6.4%	$1.70	$1.58	7.6%
After-tax Adjustments:
Non-Cash asset impairment charges	0.04	0.02		0.09	0.08
Mortgage debt refinance charges	—	—		—	0.01
Loss (gain) on dealership disposition	—	—		0.15	(0.02)
Loss (gain) on debt redemption	—	(0.02)		0.10	(0.22)
Severance costs related to UK-dealership acquisitions	—	—		0.02	—
Income tax benefit related to tax elections for prior periods	—	(0.07)		—	(0.07)
Gain on sale of real estate	(0.03)	—		(0.03)	—

Adjusted diluted income per share(1)	$0.84	$0.71	18.3%	$2.03	$1.36	49.3%

SG&A RECONCILIATION:

As reported	$173,925	$162,466	7.1%	$522,796	$466,813	12.0%
Pre-tax Adjustments:
Gain (loss) on dealership dispositions	—	—		(5,053)	703
Severance costs related to UK-dealership acquisitions	—	—		(562)	—
Gain on sale of real estate	1,300	—		1,300	—

Adjusted SG&A(1)	$175,225	$162,466	7.9%	$518,481	$467,516	10.9%

SG&A AS % REVENUES:

Unadjusted	11.9%	13.0%		12.8%	13.8%
Adjusted(1)	12.0%	13.0%		12.7%	13.9%

SG&A AS % OF GROSS PROFIT:

Unadjusted	76.0%	76.6%		79.2%	79.7%
Adjusted(1)	76.6%	76.6%		78.6%	79.8%

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
OPERATING MARGIN:

Unadjusted	3.2%	3.4%		2.8%	2.9%
Adjusted(1), (8)	3.2%	3.4%		3.0%	2.9%

PRETAX MARGIN:

Unadjusted	2.1%	2.2%		1.6%	1.7%
Adjusted(1), (9)	2.1%	2.2%		1.9%	1.6%

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash provided by (used in) operating activities	$1,691	$138,560	(98.8)%	$(54,360)	$464,772	(111.7)%
Change in floorplan notes payable-credit facility, excluding floorplan offset account	52,865	(83,806)		164,809	(364,109)

Adjusted net cash provided by operating activities(1)	$54,556	$54,754	(0.4)%	$110,449	$100,663	9.7%

(1)	We believe that these adjusted financial measures are relevant and useful to investors because they provide additional information regarding the performance of our operations and improve period-to-period comparability. These measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for their unadjusted counterparts, which are prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our financial statements calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.

(2)	Adjustments are net of tax benefit of $606 and $1,138 for the three and nine months ended September 30, 2010, and $241 and $1,111 for the three and nine months ended September 30, 2009, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(3)	Adjustment is net of a tax benefit of $203 for the nine months ended September 30, 2009, calculated utilizing the applicable federal and state tax rates for the adjustment.

(4)	Adjustments are net of tax benefit of $1,355 for the nine months ended September 30, 2010 and tax provision of $252 for the nine months ended September 30, 2009, calculated utilizing the applicable federal and state tax rates for the adjustment.

(5)	Adjustments are net of tax benefit of $1,414 for the nine months ended September 30, 2010 and tax provision of $205 and $3,446 for the three and nine months ended September 30, 2009, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(6)	Adjustment is net of a tax benefit of $157 for the nine months ended September 30, 2010, calculated utilizing the applicable UK corporate tax rate for the adjustment.

(7)	Adjustment is net of a tax provision of $539 for the three and nine months ended September 30, 2010, calculated utilizing the applicable federal and state tax rate for the adjustment.

(8)	Excludes the impact of non-cash asset impairment charges, gain/loss on dealership dispositions, severance costs related to UK-dealership acquisitions, and gain/loss on sale of real estate.

(9)	Excludes the impact of non-cash asset impairment charges, mortgage debt refinance charges, gain/loss on dealership dispositions, gain/loss on debt redemption, severance costs related to UK-dealership acquisitions, and gain/loss on sale of real estate.

(10)	The sum of the quarterly income per share amounts may not equal the year-to-date amount reported, as per share amounts are computed independently for each quarter and for the year-to-date, based on the respective weighted average common shares outstanding.